Exhibit 10.1

	PURCHASE ORDER		THIS NUMBER MUST APPEAR ON
INVOICES, SHIPPING PAPERS, BOXES,
CRATES AND ALL CORRESPONDENCE.

PURCHASE ORDER NO. 51525-Pipe-003-00

Cheniere Creole Trail Pipeline, L.P.
	717 Texas Avenue, Suite 3100 Houston, TX 77002		INTERNAL PO#: 99100776 OP M.R. #: Field MR#

DATE ORDERED: 7/31/2006

			REVISION ORDER NO. 51525-Pipe-003-00	Date:

Minor, J.B.	918-481-4168	918-481-4538	PAGE 1 OF 9

BUYER	PHONE	FAX	DATE DELIVERY REQUIRED AT “SHIP TO” 6/30/2007

SELLER: ILVA S.p.A. Viale Certosa, 249 Milano 20151	SHIP TO: Bayou Companies, LLC New Iberia, LA

COST ACCT. DISTRIBUTION: 99525500
CONTACT/PHONE NO:		SHIPPING TERMS:	SHIPPING METHOD:	PAYMENT TERMS:	FINAL SHIPPING POINT:		PROMISE SHIP DATE:
April Schatte (713) 961-5858		See Below	Ocean Frt.	Installment Terms			6/30/2007

LINE	QTY	U/M	PART #	DESCRIPTION	TAG#	REFERENCE	AREA/LOC.	UNIT PRICE	EXTENSION
1.000	16,000	FT						$251.07	$4,017,120.00
. Pipeline, 42” OD x 0.888”WT X-70, 14 - 16 Mil FBE Outer 1.5 mils internal flow coating, per the specifications referenced in notes, nominal joint length 40’

. The following is a breakout of unit cost per foot. .

Bare Pipe: $205.09
FBE Coating: $12.40
ID Flow Efficiency: $6.17
FRT. New Iberia: $27.41 .

Segment 1 - Marsh Construction (Item 2)
			Class III					GRAND TOTAL:	CONTINUED

				SIGNATURE: /s/				Date: 07/08/06

 LOGO
PURCHASE ORDER	PURCHASE ORDER NO. 51525-Pipe-003-00

Cheniere Creole Trail Pipeline, L.P.	INTERNAL PO#: 99100776 OP
717 Texas Avenue, Suite 3100	M.R. #:	Field MR#
Houston, TX 77002
DATE ORDERED: 7/31/2006

	REVISION ORDER NO. 51525-Pipe-003-00	Date:

PAGE 2 OF 9

LINE	QTY	U/M	PART #	DESCRIPTION	TAG#	REFERENCE	AREA/LOC.	UNIT PRICE	EXTENSION
2.000	2,000	FT	.					244.71	$489,420.00
			Pipe, Line, 42” OD x 0.864”WT X-70, 14 - 16 mil FBE Outer 1.5 mils internal flow coating, per the specifications referenced in notes, nominal joint length 40’

			.
			The following is a breakout of unit cost per foot.

			.
			Bare Pipe: $199.65
			FBE Coating: $12.20
			ID Flow Efficiency: $6.17
			FRT. New Iberia: $26.69

			.
			Segment 2 - Lake/Marsh Construction (Item 3)
			Class III

3.000	729,700	FT	.					176.56	$128,835,832.00
			Pipe, Line, 42” OD x 0.600”WT X-70, 14 - 16 mil FBE Outer 1.5 mils internal flow coating, per the specifications referenced in notes, nominal joint length 40’

			.
			The following is a breakout of unit cost per foot.

			.
			Bare Pipe: $139.54
			FBE Coating: $12.20
			ID Flow Efficiency: $6.17
			FRT. New Iberia: $18.65

			.
			Segment 3 - Land Construction (Item 1)
								GRAND TOTAL:	CONTINUED

PURCHASE ORDER	PURCHASE ORDER NO. 51525-Pipe-003-00

Cheniere Creole Trail Pipeline, L.P.	INTERNAL PO#: 99100776 OP
717 Texas Avenue, Suite 3100 Houston, TX 77002	M.R. #:	Field MR#
DATE ORDERED: 7/31/2006

	REVISION ORDER NO. 51525-Pipe-003-00	Date:

PAGE 3 OF 9

LINE	QTY	U/M	PART #	DESCRIPTION	TAG#	REFERENCE	AREA/LOC.	UNIT PRICE	EXTENSION
			Class I .

4.000	11,700	FT						176.56	$2,065,752.00
			. Pipe, Line, 42” OD x 0.600” WT X-70, 14 - 16 mil FBE Outer 1.5 mils internal flow coating, per the specifications referenced in notes, nominal joint length 40’. .

			The following is a breakout of unit cost per foot. .

			Bare Pipe: $139.54
			FBE Coating: $12.20
			ID Flow Efficiency: $6.17
			FRT. New Iberia: $18.65 .

			Segment 3 - Land Construction (Item 2)
			Class I
			.

5.000	177,400	FT						207.65	$36,837,110.00
			. Pipe, Line, 42” OD x 0.720”WT
			X-70, 14 - 16 mil FBE Outer 1.5 mils internal flow coating, per the specifications referenced in notes, nominal joint length 40’ .

			The following is a breakout of unit cost per foot. .					GRAND TOTAL:	CONTINUED

			Bare Pipe: $166.96
			FBE Coating: $12.20
			ID Flow Efficiency: $6.17
			FRT. New Iberia: $22.32 .

			Segment 3 - Land Construction (Item 3)
			Class II .

PURCHASE ORDER	PURCHASE ORDER NO. 51525-Pipe-003-00

Cheniere Creole Trail Pipeline, L.P.	INTERNAL PO#: 99100776 OP
717 Texas Avenue, Suite 3100 Houston, TX 77002	M.R. #:	Field MR#
DATE ORDERED: 7/31/2006

	REVISION ORDER NO. 51525-Pipe-003-00	Date:

PAGE 4 OF 9

LINE	QTY	U/M	PART #	DESCRIPTION	TAG#	REFERENCE	AREA/LOC.	UNIT PRICE	EXTENSION
6.000	11,700	FT	.					207.65	$2,429,505.00
			Pipe, Line, 42” OD x 0.720”WT X-70, 14 - 16 mil FBE Outer 1.5 mils internal flow coating, per the specifications referenced in notes, nominal joint length 40’

			.
			The following is a breakout of unit cost per foot.

			.
			Bare Pipe: $166.96
			FBE Coating: $12.20
			ID Flow Efficiency: $6.17
			FRT. New Iberia: $22.32

			.
			Segment 3 - Land Construction (Item 4)
			Class II
			.

7.000	4,200	FT	.					244.71	$1,027,782.00
			Pipe, Line, 42” OD x 0.864”WT X-70, 14 - 16 mil FBE Outer 1.5 mils internal flow coating, per the specifications referenced in notes, nominal joint length 40’ .
								GRAND TOTAL:	CONTINUED

PURCHASE ORDER	PURCHASE ORDER NO. 51525-Pipe-003-00

Cheniere Creole Trail Pipeline, L.P.	INTERNAL PO#: 99100776 OP
717 Texas Avenue, Suite 3100 Houston, TX 77002	M.R. #:	Field MR#
DATE ORDERED: 7/31/2006

	REVISION ORDER NO. 51525-Pipe-003-00	Date:

PAGE 5 OF 9

LINE	QTY	U/M	PART #	DESCRIPTION	TAG#	REFERENCE	AREA/LOC.	UNIT PRICE	EXTENSION
.
The following is a breakout of unit cost per foot.
.

Bare Pipe: $199.65
FBE Coating: $12.20
ID Flow Efficiency: $6.17
FRT. New Iberia: $26.69
.

Segment 3 - Land Construction (Item 5)
Class III
.
.

Notes to Seller:

1. Pipe shall be manufactured in accordance and shall comply with the following Buyer specifications which are incorporated into this Purchase Order by reference:
.

(a) API 5L X70 and Specification 51520-P-003, Submerged Arc Welded Line Pipe Longitudinal Seam, Rev. 0 dated 02/24/06,
.

(b) Specification 51520-P-020, Yard Applied Pipe Coating, Rev. 0 dated 02/27/06,
.

(c) Specification 51520-P-021, Internal Coating of Line Pipe, Rev. 0 dated 02/27/06,
.

(d) Specification 51520-P-050, Handling, Storage and Shipping of Pipe, Rev. 0 dated 03/01/06, and
.

(e) Technical Evaluation for Pipe and Coating, Document 51520-TE-001 Rev. 5 dated June 14, 2006.

								GRAND TOTAL:	CONTINUED

PURCHASE ORDER	PURCHASE ORDER NO. 51525-Pipe-003-00

Cheniere Creole Trail Pipeline, L.P.	INTERNAL PO#: 99100776 OP
717 Texas Avenue, Suite 3100 Houston, TX 77002	M.R. #:	Field MR#
DATE ORDERED: 7/31/2006

	REVISION ORDER NO. 51525-Pipe-003-00	Date:

PAGE 6 OF 9

LINE	QTY	U/M	PART #	DESCRIPTION	TAG#	REFERENCE	AREA/LOC.	UNIT PRICE	EXTENSION

.

2.        Pipe shall be produced in Seller’s pipe mill located in Taranto, Italy, and coated by its subcontractor, Bayou Companies, at their facility in New Iberia, Louisiana. Pre-production meetings are tentatively scheduled for late September 2006 in Taranto and New Iberia.

.

3. Pipe shall be produced in lots in accordance with the following production and delivery schedule: .

Lot 1: Shall consist of Line Item #2, and shall be produced March 1, 2007, through April 15, 2007, and delivered by June 30, 2007. .

Lot 2: Shall consist of Line Item #1, and shall be produced April 15, 2007, through April 30, 2007, and delivered by July 15, 2007. .

Lots 3 to 6:          Shall consist of Line Items #3 through #7, and shall be produced in lots of approximately 20,000 tons per month during May 1, 2007, through November 30, 2007, excluding Seller’s scheduled annual maintenance during August. Delivery of such lots shall commence in June 30, 2007, and all pipe shall be delivered by January 31, 2008.

.

4.        In the event Buyer terminates this Purchase Order for convenience in accordance with Section 15 of Buyer’s Standard Terms and Conditions, Buyer shall pay Seller the following cancellation charges, which charges shall apply on a per lot basis unless otherwise noted:

.

			(a) After the parties’ execution of this Purchase Order but					GRAND TOTAL:	CONTINUED

PURCHASE ORDER	PURCHASE ORDER NO. 51525-Pipe-003-00

Cheniere Creole Trail Pipeline, L.P.	INTERNAL PO#: 99100776 OP
717 Texas Avenue, Suite 3100 Houston, TX 77002	M.R. #:	Field MR#
DATE ORDERED: 7/31/2006

	REVISION ORDER NO. 51525-Pipe-003-00	Date:

PAGE 7 OF 9

LINE	QTY	U/M	PART #	DESCRIPTION	TAG#	REFERENCE	AREA/LOC.	UNIT PRICE	EXTENSION

			before steel pouring of Lot 1: .	$500,000 flat fee*

			(b) After steel pouring but before plate rolling: .	40% of FOB (Taranto, Italy) bare pipe value

			(c) After plate rolling but before pipe forming: .	70% of FOB (Taranto, Italy) bare pipe value

			(d) After pipe forming but before pipe shipment: .	100% of FOB (Taranto, Italy) bare pipe value

			(e) After shipment of the lot: .	Cancellation not accepted

* Such charges shall only apply on a one time basis. .

5. Seller shall invoice Buyer based on the following payment methods which payments shall apply on a per lot basis: .

Payment 1: Milestone payment of 100% of DDP bare pipe value New Iberia, Louisiana upon tendering of such pipe for shipment and issuance of a bill of lading therefore. .

Payment 2: Earned value progress payments on a monthly basis for coating services completed the previous month and upon submission to Buyer of the tally list of footage completed, provided that prior to final payment being due hereunder for such lot, Seller shall provide copies of mill test records to Buyer.

.

Buyer shall make payments of all undisputed amounts via wire transfer within thirty (30) days from receipt of an invoice submitted in accordance with this Purchase Order, including all documentation supporting provision of the goods and services.

								GRAND TOTAL:	CONTINUED

PURCHASE ORDER	PURCHASE ORDER NO. 51525-Pipe-003-00

Cheniere Creole Trail Pipeline, L.P.	INTERNAL PO#: 99100776 OP
717 Texas Avenue, Suite 3100 Houston, TX 77002	M.R. #:	Field MR#
DATE ORDERED: 7/31/2006

	REVISION ORDER NO. 51525-Pipe-003-00	Date:

PAGE 8 OF 9

LINE	QTY	U/M	PART #	DESCRIPTION	TAG#	REFERENCE	AREA/LOC.	UNIT PRICE	EXTENSION

.

6.     Within ten (10) days following execution of this Purchase Order, Buyer shall deliver to Seller a standby letter of credit issued from HSBC Bank USA, NA in the form of Attachment B, naming Seller as beneficiary, in the amount of fifty percent (50%) of the grand total Purchase Order price. Seller shall have the right to draw down on or collect against such letter of credit upon Seller’s demand in the event of the following: (a) Buyer’s failure to pay undisputed amounts due hereunder, (b) Buyer has received at least five (5) days written notice from Seller stating Seller’s intent to draw against the letter of credit and the amount to be drawn, and (c) Buyer has failed to cure such failure to pay within such five (5) day period. The amount drawn on the Letter of Credit shall not be greater than the amount that Seller, at the time of the drawing, reasonably estimates is owed under the Purchase Order for undisputed payments. Once the value of the goods and services paid by Buyer hereunder exceeds the value of the letter of credit, Seller shall, as a material obligation under this Purchase Order and immediately upon receipt of such payment, submit a notice of reduction to the issuing bank to reduce the amount of the letter of credit by one hundred percent (100%) of any subsequent payment by Buyer hereunder. Seller shall attach a copy of an electronic funds transfer transmittal to the notice of reduction, evidencing the amount of the subsequent payment and the corresponding applicable reduction. In the event Seller fails to submit a notice of reduction to the issuing bank in accordance with this paragraph: (i) no further

								GRAND TOTAL:	CONTINUED

PURCHASE ORDER	PURCHASE ORDER NO. 51525-Pipe-003-00

Cheniere Creole Trail Pipeline, L.P.	INTERNAL PO#: 99100776 OP
717 Texas Avenue, Suite 3100	M.R. #:	Field MR#
Houston, TX 77002	DATE ORDERED: 7/31/2006

	REVISION ORDER NO. 51525-Pipe-003-00	Date:

PAGE 9 OF 9

LINE	QTY	U/M	PART #	DESCRIPTION	TAG#	REFERENCE	AREA/LOC.	UNIT PRICE	EXTENSION

Order until such non-compliance is cured and (ii) Buyer may seek and obtain specific performance or interlocutory mandatory injunctive relief therefore in an appropriate court of jurisdiction without the posting of a bond; it being agreed by Seller that such relief may be necessary to avoid irreparable harm to Buyer.

.
7. All prices are in U.S. dollars.
.
8. Delivery Terms are DDP New Iberia, Louisiana, loaded on Buyer’s trucks at Bayou Companies (after coating has been applied to pipe).
.
9. Seller data, invoices and notices should reference the Purchase Order Number and be sent to the following address:
.
Cheniere Creole Trail Pipeline Company, L.P. Attn: Keith Teague (713) 265-0228 717 Texas Avenue, Suite 3100 Houston, TX 77002
.
10. Buyer’s Standard Terms and Conditions are attached and shall apply to this Purchase Order and are incorporated herein by reference.
.
11. This is a confirming Purchase Order by Keith Teague to April Schatte.

								ORDER TOTAL:	175,702,521.00 USD

								TAX:	.00 USD

								GRAND TOTAL:	175,702,521.00 USD

Execution Copy

THIS PURCHASE ORDER IS GOVERNED BY THE FOLLOWING

TERMS AND CONDITIONS

1. OFFER - This Purchase Order and its attachments, if any, constitute Buyer’s offer to purchase from Seller the goods and services described herein. Buyer’s offer is conditioned upon Seller’s acceptance of each of the terms and conditions of this Purchase Order. Any modification of any term and condition by Seller or any additional or different term and condition proposed by Seller shall constitute a counter offer and shall not be binding on Buyer until specifically accepted by Buyer in writing.

2. ACCEPTANCE - Acceptance by Seller of this offer to purchase shall occur at the time (a) Buyer receives a written acknowledgment of Seller’s acceptance, which may include issuance of an invoice in accordance with Section 15, (b) Buyer is deemed to have accepted this offer as set forth below, or (c) when Seller ships the first lot of the goods or commences performance of the services ordered hereunder, whichever occurs first. In the event Seller fails to provide Buyer with a written acknowledgment of acceptance (including issuance of an invoice in accordance with Section 15) or notice of rejection within fifteen (15) days from receipt of Buyer’s offer, and unless Seller requests modification of or additional or different terms or conditions than those expressed herein within that same fifteen (15) day period, Buyer and Seller hereby agree that Seller shall be deemed to accept this offer, and the terms and conditions of this Purchase Order shall apply in their entirety as written.

3. MODIFICATIONS - Modifications to this Purchase Order shall become part of the Purchase Order when confirmed in writing by Buyer and accepted by Seller.

4. PRICE - The prices included on the face of this Purchase Order are firm and fixed unless otherwise agreed in writing by Buyer. Buyer shall receive the benefit of any general reductions in Seller’s prices prior to delivery.

5. QUANTITY- Buyer shall be obligated to purchase and shall accept only the quantity of goods described herein and any goods received in excess thereof or substituted by Seller may be returned to Seller at Seller’s risk and expense. Acceptable tolerances for the quantities of goods and services ordered by Buyer in this Purchase Order are – 0, + 0.5.

6. EXPEDITING AND INSPECTION - Seller shall provide to Buyer and its agents and representatives with any information pertinent to this Purchase Order and shall allow Buyer and its agents and representatives to have access to any production facility in order to witness the progress of the work and inspect the materials being used. Buyer and its agents and representatives shall have the right to inspect each item when completed whether paid for or not by Buyer. Such inspections shall be at Buyer’s cost and shall not unduly interfere with the normal operations of Seller. Neither Buyer’s inspection nor failure to inspect shall relieve Seller of its obligations hereunder. Goods and services may be rejected by Buyer if they fail to meet the terms of this Purchase Order, and any such goods shall be returned to Seller at Seller’s cost.

7. GENERAL WARRANTY - In addition to the implied warranties under the Uniform Commercial Code, Seller expressly represents and warrants to Buyer that all goods and services furnished under this Purchase Order shall (a) conform to the specifications and other requirements furnished by Buyer, (b) be new and of merchantable quality, (c) be of good material and workmanship, (d) be free from any defects in materials, workmanship and design, (e) meet standard industry practices and procedures, (f) are manufactured, produced and/or performed in compliance with all Applicable Law, and (g) be free and clear of any security interests, liens or other encumbrances, and Seller has merchantable title thereto. The representations and warranties in this Section 7 and in Section 8 shall survive the termination or expiration of this Purchase Order for whatever reason.

8. DEFECTS - If any goods or services furnished hereunder do not conform to the warranties set forth in Section 7, Seller shall promptly repair or replace all such goods and services upon notification by Buyer within the later of eighteen (18) months from the date of shipment or twelve (12) months from the date of hydrostatic testing, free of cost to Buyer. At Buyer’s option, defective goods may be repaired or replaced by Seller at Buyer’s facility or wherever the goods are located, or may be returned to Seller’s facility or to an authorized repair center, all at Seller’s expense. In the event of Seller’s failure to correct or replace goods and services or diligently initiate the correction and replacement thereof within five (5) business days of Buyer’s notice to Seller, Buyer may correct or replace such goods and services and charge Seller all costs thereof or collect on the letter of credit subject to Section 31. Notwithstanding the foregoing, if any non-conformity with a warranty materially affects the operation or use of any of the goods or the project or presents an imminent threat to the safety or health of any person or entity and Buyer knows of such non-conformity, Buyer may, at its option, correct or replace such goods or services without giving Seller notice of such non-conformity, and Seller shall be responsible and liable to Buyer for all costs incurred by Buyer subject to Section 31. Such correction of work obligation, together with all other service warranties of Seller, shall extend to Buyer, its successors and assigns.

9. INDEMNITY - SELLER SHALL ASSUME THE RISK OF AND RELEASE, DEFEND, INDEMNIFY AND HOLD HARMLESS BUYER, ITS REPRESENTATIVES, OFFICERS, AGENTS, EMPLOYEES, AFFILIATES, ASSIGNS, SHAREHOLDERS, CLIENTS, AND CUSTOMERS (“BUYER INDEMNITEES”) FROM AND AGAINST ALL LOSS, DAMAGE, LIABILITY, COST AND EXPENSE (INCLUDING REASONABLE ATTORNEYS’ FEES) ARISING OUT OF OR RELATING TO ANY INJURY (INCLUDING DEATH) TO ANY PERSON OR DAMAGE TO ANY PROPERTY RESULTING FROM OR IN ANY WAY CONNECTED WITH THE PERFORMANCE OR NON-PERFORMANCE OF THIS PURCHASE ORDER OR THE GOODS OR SERVICES FURNISHED HEREUNDER BUT ONLY TO THE EXTENT OF THE NEGLIGENCE OR WILLFUL MISCONDUCT OF SELLER OR ANY SUBCONTRACTOR OR ANYONE DIRECTLY OR INDIRECTLY EMPLOYED BY ANY OF THEM OR ANYONE FOR WHOSE ACTS THEY MAY BE LIABLE. THE RELEASE, INDEMNITY, DEFENSE AND HOLD HARMLESS OBLIGATIONS IN THIS SECTION 9 SHALL APPLY REGARDLESS OF WHETHER ANY OF THE BUYER INDEMNITEES WERE CONCURRENTLY NEGLIGENT, IT BEING AGREED THAT IN THIS EVENT THE PARTIES’ RESPECTIVE LIABILITY OR RESPONSIBILITY FOR LOSSES, DAMAGES, LIABILITY, COSTS AND EXPENSES SHALL BE DETERMINED IN ACCORDANCE WITH THE PRINCIPLES OF COMPARATIVE NEGLIGENCE. Seller agrees, upon receipt of notification from Buyer, to promptly assume full responsibility for the defense of any such suit or proceeding; provided, however, that Buyer may be represented by and actively participate through its own counsel in any such suit or proceeding. This indemnification shall survive the termination or expiration of this Purchase Order for whatever reason.

10. DELIVERY - Seller shall prepare the goods sold hereunder for delivery to the destination specified within the time period specified on the face of the Purchase Order. If Seller does not prepare the goods within the applicable time period, Buyer may require Seller to deliver the goods by the most expeditious means available and Seller shall pay for that portion of the transportation charge which exceeds the cost of the method which would have otherwise been used.

11. PACKING - Seller shall properly package the goods in order to insure adequate protection against damage during shipment. Partial shipments are permitted as set forth herein. Such partial shipments shall be accompanied by identifying documents but shall not be interpreted to make the obligations of Seller severable. Itemized packing lists must accompany each shipment. Buyer’s count shall be accepted as final and conclusive on shipments not accompanied by Seller’s itemized packing list. Each shipment shall be properly labeled as indicated in the Purchase Order. No fees for packaging, packing, crating, freight or other costs will be paid by Buyer unless expressly stated in this Purchase Order. Seller shall be solely liable for damaged goods resulting from improper packing or marking.

12. HAZARDOUS MATERIAL – Seller warrants and represents that none of the goods furnished hereunder are subject to Applicable Law relating to hazardous or toxic substances; or when disposed of, to Applicable Law governing hazardous wastes, or to any other applicable environmental or safety and health regulations. Seller shall furnish, without limitation, all appropriate and required shipping, handling and use certifications, instructions, labeling, lists and representations for shipping, safety, handling, exposure and disposal.

13. INVOICING - Seller shall invoice Buyer for all goods and services sold hereunder. Each invoice shall specify Buyer’s Purchase Order number and date, and the specific goods and services being invoiced. Invoices shall be delivered to Buyer, along with supporting documentation required by this Purchase Order and appropriate lien and claim waivers in such forms to be provided by Buyer, in accordance with the project milestones set forth on the face of the Purchase Order. All invoices must be mailed within one year after the relevant goods are shipped. Any legal action regarding payment of an invoice must be commenced by Seller within one year after the date the invoice was mailed or Seller’s right to payment shall be deemed conclusively waived. Payment terms specifically applicable to this Purchase Order are set forth on the face of this Purchase Order.

14. TAXES – Seller shall pay, and the grand total Purchase Order price includes, all customs and import duties or charges arising from or related to the performance of this Purchase Order except for any increase in importation duties or charges following the date of this Purchase Order which are a necessary consequence of import and are incurred as a result of import regulations imposed by Applicable Law. In addition, Seller shall obtain and pay, and the grand total Purchase Order price includes, the cost of all permits, licenses, fees and certificates of inspection necessary for the prosecution and completion of this Purchase Order. All federal, state and local sales and use taxes shall be the responsibility of Buyer.

15. TERMINATION FOR CONVENIENCE – At any time, Buyer may terminate for its convenience all or any separable part of this Purchase Order by giving written notice to Seller. On the date that notice of such termination is received by Seller, Seller shall: (a) discontinue all work relating to the goods so terminated, (b) place no additional orders, (c) preserve and protect materials on hand purchased for or committed to this Purchase Order, work for goods and services in progress, and completed goods and services both in Seller’s and in its subcontractors plants pending Buyer’s written instructions, and (d) dispose of same in accordance with Buyer’s written instructions. Buyer’s sole and exclusive liability to Seller upon termination under this Section shall be pursuant to the cancellation schedule set forth on the face of the Purchase Order.

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16. TERMINATION FOR DEFAULT - Each of the following events shall constitute a material default by Seller for purpose of this Purchase Order (each of which shall entitle Buyer to terminate for default in accordance with this Section): (a) any bankruptcy proceeding by or against Seller or the appointment of a trustee for the benefit of creditors; (b) a refusal or failure of Seller to deliver the goods, or to perform the services, in accordance with any of the agreed scheduled delivery date(s) and the maximum amount for liquidated damages permitted under Section 36 has been exceeded, provided that such maximum amount need not be exceeded to entitle Buyer to terminate pursuant to this Section 16(b) (i) if Seller fails to pay any portion of the liquidated damages when due hereunder, provided that Buyer has notified Seller of its failure to pay and Seller has not cured such failure within ten (10) days of such notice, or (ii) if, based upon the current progress of the goods and services and information provided by Seller, Seller is projected to deliver any portion of the goods or perform any portion of the services one hundred seventy-four (174) days or more beyond the applicable scheduled delivery date(s) for such goods or services; (c) assignment of all or any part of this Purchase Order without Buyer’s consent; or (d) failure to perform any other material provision of this Purchase Order. In the event Seller does not cure any such default within a period of seven (7) days after notice thereof, or such longer period as Buyer may authorize in writing, then Buyer may give written notice to Seller to terminate this Purchase Order or any part thereof. In the event of termination for default, Buyer shall not be liable to Seller for payment of any amount beyond the value of any goods and services shipped or received and accepted by Buyer, less damages suffered by Buyer. In such case, Seller shall be liable to Buyer for any and all damages incurred by Buyer arising out of or resulting from such default, including any and all liquidated damages which shall be based on the date(s) that a reasonable substitute supplier, exercising proper due diligence, achieved such respective scheduled deliveries; subject to the limitation of Seller’s liability under Sections 31 and 36. Buyer agrees to act reasonably to mitigate any costs it might incur in connection with any termination by Buyer under this Section. Upon request by Buyer, Seller will deliver or assign to Buyer any goods and services in progress at the time of termination.

17. CONFIDENTIALITY - All information furnished by Buyer hereunder, and any information furnished by Seller in connection with goods specifically designed or manufactured for Buyer, shall be the proprietary information of Buyer. Seller shall disclose Buyer’s proprietary information to a third party only with the prior written consent of Buyer or if required to do so under a valid court order. Upon request, Seller shall return all such information to Buyer.

18. RESERVATION OF RIGHTS - Any action by Buyer with respect to inspection of or payment for the goods and/or related services covered by this Purchase Order shall not prejudice Buyer’s right to reject nonconforming or defective goods or services, nor be deemed to constitute acceptance by Buyer of the goods or services, or affect in any way Seller’s obligations under this Purchase Order notwithstanding Buyer’s opportunity to inspect the goods and/or related services, Buyer’s knowledge of the nonconformity or defect, the importance or critical nature of, or the ease of discovery of the nonconformity or defect, nor Buyer’s earlier failure to reject the goods or services.

19. INSTALLATION - Buyer shall be responsible for installation of the goods purchased hereunder at its own expense unless otherwise specified herein. If necessary, Seller shall make available to Buyer, either without charge or at a rate mutually agreed upon, one or more persons as reasonably required to assist in the installation. Such person(s) shall not be deemed an agent or employee of Buyer, and Seller shall be solely responsible for their acts or omissions.

20. FORCE MAJEURE - Time is of the utmost importance in the performance of this Purchase Order. The conduct of Buyer’s business is based upon timely obtaining the goods and services described herein. Neither Buyer nor Seller shall be liable to the other for failure to perform in accordance with the provisions of this Purchase Order if such failure is due to catastrophic acts of God (such as hurricane, named tropical storm in the Gulf of Mexico, earthquake, tornado, tsunami or lightning); war; riot; civil commotion; strike by labor other from that employed by Buyer or Seller; insurrection; government orders, rules, regulations, suspensions or requisitions of any kind; or fire; provided that such act or event (a) renders impossible the affected party’s performance of its obligations under this Purchase Order, (b) is beyond the control of the affected party and not due to its fault or negligence, and (c) could not have been prevented or avoided by the affected party through the exercise of due diligence, including the expenditure of any reasonable sum taking into account the grand total Purchase Order price. An event satisfying all of the requirements of this Section 20 shall be referred to as a “Force Majeure Event.” If Seller is entitled to relief under this Section 20 for a Force Majeure Event, Seller must notify Buyer in writing within five (5) days of the occurrence of the Force Majeure Event or forfeit its exclusion from liability under this Section. The notice must contain reasons for the delay and an estimate of the delay in shipment of the goods or performance of the services. After receipt of such notice, Buyer shall have the right, at its sole option, either to accept Seller’s delay in ability to perform or require Seller to initiate corrective actions to overcome the delay or terminate this Purchase Order in accordance with Section 15.

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21. GOVERNING LAW - This Purchase Order shall be governed by, and construed in accordance with, the laws of the state of Texas (without giving effect to the principles thereof relating to conflicts of law). The United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Purchase Order.

22. COMPLIANCE WITH LAWS – Seller agrees that all goods and services furnished under this Purchase Order will comply with all applicable laws, orders, codes and regulations, including those governing labor, wages, and improper or illegal payments, gifts or gratuities, those promulgated by any federal, state and local authorities, and those codes and regulations set forth in this Purchase Order (“Applicable Law”). Seller shall comply with Italian law in the manufacture and production of the goods. Seller is exclusively liable for the payment of any state, municipal or federal payroll taxes, and for workmen’s compensation, employer’s liability and general public liability and property damage insurances. To the extent applicable to this Purchase Order, Seller agrees to comply with all provisions of the Federal Equal Employment Opportunity Regulations, the Federal Acquisition Regulations, and the orders, regulations and laws relating thereto, and such are incorporated herein by reference with the same force and effect as if set forth herein in full, including without limitation, the provisions of (i) Section 202 of Executive Order 11246 of September 24, 1965 at C.F.R.§§ 60-1.4 (1993), (ii) 29 U.S.C. §§701 (1993) and 41 C.F.R.§§ 60-741.4 (1993), (iii) C.F.R.§§ 60-250.4 (1993), (iv) those clauses of the Federal Acquisition Regulations and Department of Defense Federal Acquisition Regulations Supplement, which are delivered to Seller herewith, (v) requirements for filing of EEO-1 forms and preparation of Affirmative Action Plans, (vi) Section 17 of Alaska Natural Gas Transportation Act of 1976 (“ANGTA”), 14 U.S.C.§§ 719 (1993), President’s Decision and Report to Congress on the Alaska Natural Gas Transportation System, September 1977, pursuant to section 7(a) of the ANGTA (“President’s Decision”), approved and adopted by S.J. Res. 82, 91 Stat. 1268 (1977), (vii) Regulations implementing condition 11 of the President’s Decision and Section 17 of the ANGTA at 43 C.F.R. Part 34 (1993), (viii) Affirmative Action Plans for Equal Employment Opportunity and Minority and Female Owned Business, and (ix) Americans with Disabilities Act of 1990, 42 U.S.C. 6 §§ 12101-12117 (1993). SELLER SHALL INDEMNIFY, DEFEND, RELEASE AND HOLD HARMLESS BUYER INDEMNITEES AGAINST ALL LOSS, PENALTIES OR DAMAGES ARISING OUT OF OR RESULTING FROM SELLER’S OR ITS SUBCONTRACTORS’ FAILURE TO COMPLY WITH THIS SECTION 22 AND SECTION 35.

23. PATENTS - SELLER SHALL INDEMNIFY, DEFEND AND HOLD HARMLESS THE BUYER INDEMNITEES FROM ALL LOSS, PENALTIES OR DAMAGES ARISING OUT OF OR RESULTING FROM ANY CLAIMS OR SUITS FOR INFRINGEMENT OF UNITED STATES OR FOREIGN PATENTS, COPYRIGHTS, TRADEMARKS, OR OTHER INTELLECTUAL PROPERTY RIGHTS OR CLAIMS OF UNFAIR COMPETITION ARISING OUT OF OR RESULTING FROM BUYER’S USE, POSSESSION, PURCHASE OR SALE OF ALL GOODS AND SERVICES FURNISHED UNDER THIS PURCHASE ORDER. Seller shall defend all such suits and shall pay all related costs. In addition, if the use of any portion of such goods or services are enjoined, Seller shall, at its sole expense, and subject to Buyer’s sole discretion, procure the right to continue use of such goods or services, modify such goods or services to render them noninfringing, replace such goods or services with noninfringing goods or services, or remove that portion of the goods or services completely and refund the purchase price for such goods or services plus all related transportation, installation and dismantling costs related to such goods or services.

24. TITLE – Title to the goods and related services, or any part thereof, shall pass to Buyer upon the earlier of: (i) issuance of a bill of lading for such goods or (ii) Buyer’s payment for such goods and services to the extent of the payment so made. Seller shall clearly identify the goods (including raw materials and components) as property of Buyer by visible marking or tagging, and Buyer shall have the right, at Buyer’s option, to inspect and verify that said goods have been identified as Buyer’s property. Care, custody, and control of such goods and risk of loss with respect to such goods remains with Seller in accordance with the applicable Incoterm (latest edition) identified on the face of the Purchase Order.

25. REMEDIES - Any waiver by Buyer of any breach of any term or condition of this Purchase Order shall not constitute a waiver of any such subsequent breach of the same or any other term or condition hereof. The rights and remedies of Buyer set forth herein are not exclusive, but are in addition to all other rights and remedies of Buyer at law and in equity. Seller agrees that any right, or remedy of Buyer under this Purchase Order shall extend to Buyer’s parent company, as well as any affiliate, assignee, customer or client of Buyer, and any party(ies) on whose behalf this Purchase Order was issued.

26. ASSIGNMENT AND SETOFF - This Purchase Order, including amounts to be paid hereunder, shall not be assigned or transferred in whole or in part by Seller without Buyer’s prior written consent and any assignment or transfer without such consent shall be void. Buyer may freely assign this Purchase Order in whole or in part to any affiliate or successor entity at any time without Seller’s consent, provided that any assignment by Buyer pursuant to this Section 26 shall not relieve Buyer of any of its

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obligations or liabilities under this Purchase Order. All claims for monies due, or to become due, from Buyer shall be subject to Buyer’s collection on the letter of credit or deduction of any amount due or to become due from Seller arising out of this or any other transaction with Seller. This Purchase Order shall be binding upon Seller and Buyer and their respective successors and permitted assigns.

27. RECORDS AND AUDIT - Seller shall, and shall ensure that its subcontractors shall, for a period of three (3) years after the date of delivery of the goods or performance of the services sold hereunder, retain a true and correct set of all documents which relate to the goods and services required under this Purchase Order, and shall make those documents available to Buyer and its representatives for audit. Seller shall cooperate fully with Buyer during the audits performed hereunder, including furnishing Buyer with copies of all requested documents.

28. ENTIRE AGREEMENT - This Purchase Order, including the face of this Purchase Order, Buyer’s specifications and expressly incorporated attachments, constitutes the entire agreement between Buyer and Seller regarding the subject matter of this Purchase Order, and supersedes all prior bids, awards, discussions, negotiations and agreements regarding the subject matter. Any amendment to this Purchase Order, including an oral modification supported by new consideration, must be in writing and must be signed by Buyer and Seller before it shall be effective. In the event any provision, or any part or portion of any provision of this Purchase Order shall be held to be invalid, void or otherwise unenforceable, such holding shall not affect the remaining part or portions of that provision, or any other provision hereof. In the event of any ambiguities, express conflicts, or discrepancies between the face of this Purchase Order, these Terms and Conditions or Buyer’s specifications, such ambiguity, conflict or discrepancy shall be resolved in the foregoing order with the face of this Purchase Order having the highest priority.

29. SUBCONTRACTORS - Seller shall be responsible for the acts or omissions of any subcontractor as fully as if they were the acts or omissions of Seller. Without relieving Seller of any of its warranty obligations under this Purchase Order, Seller shall assign in full, and without cost to Buyer, all warranties from Seller’s subcontractors that are applicable to the goods or services provided hereunder, and deliver such assigned warranties to Buyer prior to final payment. All subcontracts shall be subject to the provisions of this Purchase Order, and Seller shall insert into Seller’s subcontracts all provisions required by this Purchase Order or necessary to enable Seller to comply with the terms of this Purchase Order.

30. DISPUTE RESOLUTION - Any claim, dispute, controversy, difference, disagreement, or grievance (of any kind or type, whether based on contract, tort, statute, regulation or otherwise) arising out of, connected with or relating in any way to this Purchase Order (including the construction, validity, interpretation, termination, enforceability or breach of this Purchase Order, or any dispute over arbitrability or jurisdiction) (“Dispute”) not resolved through negotiation shall be decided by final, binding arbitration. Arbitration of any Dispute shall be held in Houston, Texas, unless otherwise agreed by the parties, shall be administered by the American Arbitration Association (“AAA”) and shall, except as otherwise modified by this Section 30, be governed by the AAA Rules then in effect. The arbitration shall be conducted by three (3) arbitrators, unless otherwise agreed by the parties in writing. The arbitrators shall determine the rights and obligations of the parties according to the substantive law required by Section 21; provided, however, the law applicable to the validity of the arbitration clause, the conduct of the arbitration, including resort to a court for provisional remedies, the enforcement of any award and any other question of arbitration law or procedure shall be the Federal Arbitration Act, 9 U.S.C § 1, et seq. Issues concerning the arbitrability of a matter in dispute shall be decided by a court with proper jurisdiction. The arbitration shall be conducted in the English language and all submissions shall be made in the English language or with an English translation; provided that witnesses may provide testimony in a language other than English if a simultaneous English translation is provided. The parties shall be entitled to engage in reasonable discovery, including the right to production of relevant and material documents by the opposing party and the right to take depositions reasonably limited in number, time and place; provided that in no event shall any party be entitled to refuse to produce relevant and non-privileged documents or copies thereof requested by the other party within the time limit set and to the extent required by order of the arbitrators. This agreement to arbitrate is binding upon the parties and the successors and permitted assigns of any of them. At Buyer’s sole option, any other person or entity may be joined as an additional party to any arbitration conducted under this Section 30, provided that the party to be joined is or may be liable to either Seller or Buyer in connection with all or any part of any Dispute between Seller or Buyer. The arbitration award shall be final and binding, in writing, signed by all arbitrators, and shall state the reasons upon which the award thereof is based. The parties agree that judgment on the arbitration award may be entered by any court having jurisdiction thereof.

31. LIMITATION OF LIABILITY - Seller shall not be liable to Buyer under this Purchase Order or under any cause of action related to the subject matter of this Purchase Order, whether in contract, warranty, tort (including negligence), strict liability, products liability, professional liability or any other cause of action, for amounts in excess of one hundred percent (100%) of the grand total

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Purchase Order price; provided that, notwithstanding the foregoing, the limitation of liability set forth in this Section 31 shall not (i) apply in the event of Seller’s willful misconduct (including the willful refusal to perform the services or supply the goods, willful delay in performing the services or supplying the goods, or abandonment of the services or supply of the goods) or gross negligence; (ii) apply to Seller’s indemnification obligations under this Purchase Order; or (iii) include the payment of proceeds under any insurance policy provided by Seller. In no event shall the limitation of liability set forth in this Section 31 be in any way deemed to limit Seller’s obligation to complete all services and supply all goods as required under this Purchase Order. The costs incurred by Seller in performing the services and supplying the goods under this Purchase Order shall not be counted against the aggregate limitation of liability set forth in this Section 31.

32. INDEPENDENT CONTRACTOR - The relationship of Seller to Buyer shall be that of an independent contractor and not an agent of Buyer, and as such, Seller shall have full power of management and direction in all matters relating to the provision of the goods and the services. Neither Seller, any subcontractor of Seller nor the employees of either shall be deemed to be employees or agents of Buyer for any purpose whatsoever.

33. LIENS - Should Seller or any subcontractor or any other person or entity acting through or under any of them file a lien or other encumbrance against all or any portion of the goods, services, or the project, Seller shall, at its sole cost and expense, remove and discharge, by payment, bond or otherwise, such lien or encumbrance within twenty-five (25) days of the filing of such lien or encumbrance. If Seller fails to remove and discharge any such lien or encumbrance within such twenty-five (25) day period, then Buyer may, in its sole discretion and in addition to any other rights that it has under this Purchase Order, at law or equity, remove and discharge such lien and encumbrance using whatever means that Buyer, in its sole discretion, deems appropriate. In such circumstance, Seller shall be liable to Buyer for all damages, costs, losses and expenses (including all attorneys’ fees, consultant fees and litigation expenses, and settlement payments) incurred by Buyer arising out of or relating to such removal and discharge. All such damages, costs, losses and expenses shall be paid by Seller no later than thirty (30) days after receipt of each invoice from Buyer, and, at Buyer’s option, Buyer may withhold payment for amounts otherwise due Seller.

34. WAIVER OF CONSEQUENTIAL DAMAGES - NOTWITHSTANDING ANY OTHER PROVISIONS OF THIS PURCHASE ORDER TO THE CONTRARY, NEITHER SELLER NOR BUYER SHALL BE LIABLE UNDER THIS PURCHASE ORDER OR UNDER ANY CAUSE OF ACTION RELATED TO THE SUBJECT MATTER OF THIS PURCHASE ORDER, WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY, PRODUCTS LIABILITY OR ANY OTHER CAUSE OF ACTION FOR SPECIAL, INDIRECT, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL LOSSES OR DAMAGES, INCLUDING LOSS OF PROFITS, USE, OPPORTUNITY, REVENUES, FINANCING, BONDING CAPACITY, OR BUSINESS INTERRUPTIONS; PROVIDED THAT THE LIMITATION OF LIABILITY SET FORTH IN THIS SECTION 34 SHALL NOT APPLY TO AMOUNTS ENCOMPASSED WITHIN LIQUIDATED DAMAGES.

35. CONFLICTS OF INTEREST - Seller shall not, and shall ensure that each of its subcontractors and the agents and employees of each of them shall not (a) pay any commissions or fees, or grant any rebates, to any employee or officer of Buyer or its affiliates, (b) favor employees or officers of same with gifts or entertainment of a significant cost or value, or (c) enter into any business arrangements with employees or officers of same. With respect to the supply and performance of goods and services under this Purchase Order, Seller shall, and shall cause each of its subcontractors and the agents and employees of each of them to comply with (i) all applicable provisions of the Foreign Corrupt Practices Act of the United States (15 U.S.C. § 78dd-1 and 2), and (ii) the Organization for Economic Cooperation and Development Convention on Combating Bribery of Foreign Public Officials in International Business Transactions as implemented in the domestic law of any state to which Seller and its subcontractors and the agents and employees of each of them is subject and not to take any action that could result in Buyer or any of its affiliates becoming subject to any action, penalty or loss of benefits thereunder.

36. LIQUIDATED DAMAGES. If Seller fails to deliver the goods in the final lot after the scheduled delivery date for such lot as set forth in the face of this Purchase Order, Seller will be liable to Buyer in the following amounts: (a) one (1) through thirty (30) days after the scheduled delivery date at Zero U.S. Dollars (US$0) per day; (b) thirty-one (31) days through sixty (60) days inclusive after the scheduled delivery date at Five Thousand U.S. Dollars (US$5,000) per day; (c) sixty-one (61) days through ninety (90) days inclusive after the scheduled delivery date at Seven Thousand U.S. Dollars (US$7,000) per day; and (d) ninety-one (91) days and thereafter until delivery of the final lot is achieved at Ten Thousand U.S. Dollars (US$10,000) per day. In no event shall such liquidated damages exceed the total sum of One Million Two Hundred Thousand U.S. Dollars (US$1,200,000), provided that such limitation of liability shall not be construed to limit Seller’s other obligations or liabilities under this Purchase Order (including its obligations to complete the services and deliver the goods for the compensation provided under this Purchase Order and its warranty obligations), nor shall such limitation of liability apply in the event of Seller’s willful misconduct (including the willful

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refusal to perform the services or deliver the goods, willful delay in performing the services or delivering the goods or abandonment of the services or the goods) or gross negligence. With respect to any liquidated damages that accrue, Buyer, at its sole discretion, may do one or more of the following: (1) invoice Seller for such owed liquidated damages, and within thirty (30) calendar days of Seller’s receipt of such invoice, Seller shall pay Buyer such liquidated damages, (2) withhold from Seller amounts that are otherwise due and payable to Seller in the amount of such liquidated damages, or (3) collect on the Letter of Credit in the amount of such liquidated damages. It is expressly agreed that liquidated damages payable under this Purchase Order do not constitute a penalty and that the parties, having negotiated in good faith for such specific liquidated damages and having agreed that the amount of such liquidated damages is reasonable in light of the anticipated harm caused by the breach related thereto and the difficulties of proof of loss and inconvenience or nonfeasibility of obtaining any adequate remedy, are estopped from contesting the validity or enforceability of such liquidated damages. The liquidated damages set forth herein shall be Buyer’s sole damages for delay in delivery and performance hereunder.

37. LETTER OF CREDIT - Upon execution of this Purchase Order and as a condition precedent to Seller’s right to receive any payments under this Purchase Order, Seller shall deliver to Buyer an irrevocable standby letter of credit, naming Buyer as beneficiary, in the amount of ten percent (10%) of the grand total Purchase Order price and in the form of Attachment A, which is incorporated herein by reference, and issued by Banca Intesa (“Letter of Credit”). If at any time the rating of Banca Intesa falls below Investment Grade, Seller shall replace the Letter of Credit within thirty (30) calendar days with an equivalent instrument issued or confirmed by a commercial bank in Italy meeting such rating requirements. As used herein, “Investment Grade” means a rating of at least A by Standard & Poor’s and at least A by Moody’s Investors Service. The Letter of Credit shall be advised through HSBC Bank USA, N.A., New York, New York. In addition to any other rights under this Purchase Order, Buyer shall have the right to collect against such Letter of Credit, upon Buyer’s demand, in the event Seller owes Buyer any liquidated damages under this Purchase Order or any other liabilities, damages, losses, costs or expenses arising out of or relating to a breach of any obligation under this Purchase Order by Seller or otherwise. The amount drawn on the Letter of Credit shall not be greater than the amount that Buyer, at the time of the drawing, reasonably estimates is owed it under the Purchase Order for liquidated damages, liabilities, damages, losses, costs or expenses or is necessary to remedy the breach of the Purchase Order. The Letter of Credit shall expire on December 31, 2009, provided that in the event Seller’s obligations under this Purchase Order (including Seller’s warranty obligations) are not fully completed by such date in accordance with this Purchase Order, Seller shall extend the Letter of Credit within thirty (30) calendar days prior to the foregoing expiration date so that such Letter of Credit shall remain in effect through completion of all of Seller’s obligations hereunder (including Seller’s warranty obligations). In the event Seller fails to extend the Letter of Credit during such thirty (30) day period, Buyer may draw down on the Letter of Credit for the full stated amount.

38. LENDER REQUIREMENTS - Seller acknowledges that Buyer may obtain financing associated with the provision of the goods and services hereunder, and Seller agrees to cooperate with Buyer and its lenders in connection with such financing, including entering into direct agreements with such lenders covering matters that are customary in financings of this type such as lender assignment or security rights with respect to this Purchase Order, consent agreements, opinions of counsel, direct notices to lender and lender’s independent engineer, step-in/step-out rights, access by lender’s representative, including lender’s independent engineer, and other matters applicable to such financing. Seller shall cooperate with any independent engineer retained by Buyer’s lender(s) in the conduct of such independent engineers’ duties in relation to the project.

39. MISCELLANEOUS - The headings contained in this Purchase Order are for convenience and reference only and in no way define, describe, extend or limit the scope of intent of this Purchase Order or the intent of any provision contained herein. This Purchase Order may be signed in any number of counterparts and each counterpart (when combined with all other counterparts) shall represent a fully executed original as if one copy had been signed by all of the parties. Facsimile signatures shall be deemed as effective as original signatures. Preparation of this Purchase Order has been a joint effort of Seller and Buyer and the resulting document shall not be construed more severely against one of the parties than against the other. References to “days” or a “day” shall mean a calendar day, unless otherwise stated. All notices, communications and submittals between the parties pursuant to this Purchase Order shall be in the English language, unless otherwise directed in writing by Buyer. Sections 7, 8, 9, 12, 15, 16, 17, 18, 21, 22, 23, 25, 27, 30, 31, 33, 34, 36 and 37 shall survive termination or expiration of this Purchase Order, in addition to any other provisions which by their nature should, or by their express terms do, survive or extend beyond the termination or expiration of this Purchase Order.

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ATTACHMENT A

FORM OF IRREVOCABLE STANDBY LETTER OF CREDIT

[to be issued on letterhead of Issuing Bank]

IRREVOCABLE STANDBY LETTER OF CREDIT NO.

DATE:	, 200
AMOUNT	OF: U.S.$

ADVISING BANK: HSBC BANK USA, N.A. - NEW YORK BRANCH

BENEFICIARY:	APPLICANT AND ACCOUNT PARTY:

CHENIERE CREOLE TRAIL PIPELINE COMPANY	ILVA, S.p.A.
717 TEXAS AVENUE, SUITE 3100
HOUSTON, TEXAS 77002
FACSIMILE: ( ) - _____________________________	FACSIMILE: ( ) - _____________________________

ATTN: ___________________________________________	ATTN: ___________________________________________

WE HEREBY ISSUE OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO.             (THIS “LETTER OF CREDIT”) IN FAVOR OF CHENIERE CREOLE TRAIL PIPELINE COMPANY, AS BENEFICIARY, FOR AN AMOUNT OF                      DOLLARS (U.S.$                     ) (THE “STATED AMOUNT”) AT THE REQUEST AND FOR THE ACCOUNT OF ILVA, S.p.A., AS APPLICANT.

WE ARE INFORMED THAT THIS LETTER OF CREDIT IS ISSUED ON BEHALF OF THE APPLICANT TO SUPPORT APPLICANT’S OBLIGATIONS UNDER THAT CERTAIN PURCHASE ORDER, DATED AS OF                     , 2006, BY AND BETWEEN APPLICANT AND BENEFICIARY.

FUNDS UNDER THIS LETTER OF CREDIT ARE AVAILABLE BY PAYMENT AGAINST THE PRESENTATION OF YOUR DRAFT(S) DRAWN AT SIGHT ON [INSERT ISSUING BANK’S NAME AND ADDRESS] (THE “ISSUING BANK”) IN SUBSTANTIALLY THE FORM OF ANNEX I ATTACHED HERETO APPROPRIATELY COMPLETED.

PARTIAL DRAWINGS ARE PERMITTED. ALL ITALIAN BANKING CHARGES UNDER THIS LETTER OF CREDIT ARE FOR ACCOUNT OF THE APPLICANT. THE STATED AMOUNT SHALL BE AUTOMATICALLY AND PERMANENTLY REDUCED BY THE AMOUNT OF ANY DRAWING RECEIVED BY BENEFICIARY PURSUANT TO THIS LETTER OF CREDIT NO.                     .

ALL DEMANDS FOR PAYMENT MUST BE PRESENTED TO THE ISSUING BANK LOCATED AT [INSERT ISSUING BANK’S NAME AND ADDRESS], NOT LATER THAN 5:00 P.M., [CENTRAL STANDARD TIME (“C.S.T.”)].

THIS LETTER OF CREDIT SHALL EXPIRE ON DECEMBER 31, 2009.

IF WE RECEIVE YOUR DRAFT IN FULL COMPLIANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT AT OR BEFORE 11:00 A.M., C.S.T., ON A BUSINESS DAY, WE WILL HONOR YOUR DEMAND FOR PAYMENT NO LATER THAN THE CLOSE OF BUSINESS ON SUCH BUSINESS DAY. IF WE RECEIVE YOUR DRAFT IN FULL COMPLIANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT AFTER 11:00 A.M., C.S.T., ON A BUSINESS DAY, WE WILL HONOR YOUR DEMAND FOR PAYMENT NO LATER THAN THE CLOSE OF BUSINESS ON THE FOLLOWING BUSINESS DAY. “BUSINESS DAY” MEANS ANY DAY OTHER THAN A SATURDAY, A SUNDAY OR ANY OTHER DAY COMMERCIAL BANKS IN THE UNITED STATES OF AMERICA ARE AUTHORIZED OR REQUIRED TO BE CLOSED, AND A DAY ON WHICH PAYMENTS CAN BE EFFECTED ON THE FEDWIRE SYSTEM.

EXCEPT AS OTHERWISE EXPRESSLY STATED HEREIN, THIS LETTER OF CREDIT IS ISSUED SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION) INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NO. 500 (“U.C.P.”), AND AS TO ANY MATTERS NOT SPECIFICALLY COVERED THEREBY, THIS LETTER OF CREDIT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS.

THIS LETTER OF CREDIT SETS FORTH IN FULL THE TERMS OF OUR UNDERTAKING AND SUCH UNDERTAKING SHALL NOT IN ANY WAY BE MODIFIED OR AMPLIFIED BY REFERENCE TO ANY DOCUMENT, INSTRUMENT, OR AGREEMENT REFERRED TO HEREIN OTHER THAN THE U.C.P. OR OTHER THAN BY AGREEMENT IN WRITING BETWEEN BENEFICIARY AND APPLICANT AND CONSENTED TO BY US.

[NAME OF ISSUING BANK]

BY:
NAME:
TITLE:

BY:
NAME:
TITLE:

ANNEX I

IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER

DRAFT

                    , 20

PAY AT SIGHT TO ORDER OF OURSELVES                      U.S. DOLLARS (U.S.$            ). THIS DRAFT IS PRESENTED UNDER IRREVOCABLE STANDBY LETTER OF CREDIT NO.              DATED                     , ISSUED FOR THE ACCOUNT OF ILVA S.p.A. FOR THE FOLLOWING REASONS:                      .

TO:	[ISSUING BANK NAME]
[ISSUING BANK ADDRESS]

CHENIERE CREOLE TRAIL PIPELINE COMPANY

BY:
NAME:
TITLE:

ATTACHMENT B

STANDBY LETTER OF CREDIT

WE HEREBY ISSUE THIS IRREVOCABLE STANDBY LETTER OF CREDIT (“LETTER OF CREDIT”) NO.

- ADVISING BANK: BANCA INTESA - SARONNO BRANCH, ITALY

- APPLICANT :	CHENIERE CREOLE TRAIL PIPELINE COMPANY, L.P.
717 TEXAS AVENUE, SUITE 3100
HOUSTON, TEXAS 77002
UNITED STATES
ATTN:
FACSIMILE:

- BENEFICIARY:	ILVA S.P.A.
VIALE CERTOSA, 249
20151 MILANO - ITALY
ATTN:
FACSIMILE:

FOR AN INITIAL AMOUNT OF                      U.S. DOLLARS (U.S.$                     ) (THE “STATED AMOUNT”). THIS LETTER OF CREDIT IS ISSUED ON BEHALF OF THE APPLICANT TO SUPPORT APPLICANT’S PAYMENT OBLIGATIONS UNDER THAT CERTAIN PURCHASE ORDER, DATED AS OF                    , 2006.

EXPIRY DATE: THIS LETTER OF CREDIT SHALL EXPIRE AND BECOME AUTOMATICALLY NULL AND VOID ON THE EARLIER OF 31/01/2008 IN ITALY OR WHEN THE STATED AMOUNT HAS BEEN REDUCED TO ZERO U.S. DOLLARS (U.S.$0), WHETHER OR NOT THIS LETTER OF CREDIT IS RETURNED TO US.

FUNDS UNDER THIS LETTER OF CREDIT ARE AVAILABLE WITH BANCA INTESA - SARONNO BRANCH, ITALY BY PAYMENT AGAINST THE PRESENTATION OF: (A) YOUR DRAFT(S) DRAWN ON [                    ] (THE “ISSUING BANK”) AT SIGHT IN THE FORM OF ANNEX I ATTACHED HERETO APPROPRIATELY COMPLETED, (B) A DRAWING CERTIFICATE DULY SIGNED IN THE FORM OF ANNEX II ATTACHED HERETO APPROPRIATELY COMPLETED, (C) A COPY OF NOTICE TO APPLICANT DULY SIGNED IN THE FORM OF ANNEX III ATTACHED HERETO AND APPROPRIATELY COMPLETED, AND (D) PRESENTATION AT COUNTERS OF BANCA INTESA - SARONNO BRANCH, ITALY OF THE FOLLOWING DOCUMENTS:

1)	ONE COPY OF THE APPLICABLE INVOICE FOR THE GOODS FOR WHICH PAYMENT HAS NOT BEEN MADE, SUCH INVOICE BEING ATTACHED TO THE DRAWING CERTIFICATE, AND

2)	ONE COPY/PHOTOCOPY OF THE APPLICABLE BILL OF LADING ISSUED EVIDENCING SHIPMENT OF SUCH GOODS OR THE APPLICABLE TALLY LIST EVIDENCING COATING SERVICES PERFORMED FOR SUCH GOODS, SUCH COPY/PHOTOCOPY BEING ATTACHED TO THE DRAWING CERTIFICATE.

SPECIAL CONDITIONS:

- PARTIAL DRAWING: ALLOWED

-	PRESENTATION OF A BILL OF LADING IS FOR THE EVIDENCE OF SHIPMENT PURPOSES ONLY AND SUCH DOCUMENTS WILL NOT BE EXAMINED IN ACCORDANCE WITH THE U.C.P.

-	IT IS A CONDITION OF THIS LETTER OF CREDIT THAT ONCE THE CUMULATIVE INVOICES PAID BY THE APPLICANT TO BENEFICIARY UNDER THE PURCHASE ORDER EXCEED THE

STATED AMOUNT, THE STATED AMOUNT SHALL BE REDUCED BY THE EQUIVALENT AMOUNT OF ANY SUBSEQUENT PAYMENT BY APPLICANT UNDER THE PURCHASE ORDER UPON THE ISSUING BANK’S RECEIPT FROM BENEFICIARY OF A COPY OF A NOTICE OF REDUCTION DULY SIGNED BY BENEFICIARY IN THE FORM OF ANNEX IV ATTACHED HERETO AND APPROPRIATELY COMPLETED.

-	THE STATED AMOUNT SHALL BE AUTOMATICALLY AND PERMANENTLY REDUCED BY THE AMOUNT OF ANY DRAWING RECEIVED BY BENEFICIARY PURSUANT TO THIS LETTER OF CREDIT.

INSTRUCTIONS TO ADVISING BANK: YOU ARE AUTHORIZED TO CLAIM ON US VIA AUTHENTICATED SWIFT CERTIFYING TO US THAT THE DRAFT AND ACCOMPANYING DOCUMENTS ARE RECEIVED IN FULL COMPLIANCE WITH THE TERMS OF THIS LETTER OF CREDIT AND YOU ARE FORWARDING THE DRAFT AND CORRESPONDING DOCUMENTS TO US VIA COURIER SERVICE UNDER ONE COVER. WE UNDERTAKE TO HONOR YOUR DEMAND WITHIN THREE (3) BANKING DAYS AFTER RECEIPT OF YOUR CLAIM.

ALL BANKING CHARGES OUTSIDE THE COUNTRY OF ISSUANCE OF THIS LETTER OF CREDIT CHARGES ARE FOR THE ACCOUNT OF THE BENEFICIARY.

EXCEPT SO FAR AS OTHERWISE EXPRESSELY STATED, THIS LETTER OF CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION), INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NO. 500 (“U.C.P.”), AND AS TO ANY MATTERS NOT SPECIFICALLY COVERED THEREBY, THIS LETTER OF CREDIT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS.

THIS LETTER OF CREDIT SETS FORTH IN FULL THE TERMS OF OUR UNDERTAKING AND SUCH UNDERTAKING SHALL NOT IN ANY WAY BE MODIFIED OR AMPLIFIED BY REFERENCE TO ANY DOCUMENT, INSTRUMENT OR AGREEMENT REFERRED TO HEREIN OTHER THAN THE U.C.P. OR OTHER THAN BY AGREEMENT IN WRITING BETWEEN BENEFICIARY AND APPLICANT AND CONSENTED TO BY US.

[NAME OF ISSUING BANK]

BY:
NAME:
TITLE:

ANNEX I

STANDBY LETTER OF CREDIT NUMBER

DRAFT

DATE:

PAY AT SIGHT TO ORDER OF OURSELVES                      AND         /100 U.S. DOLLARS (U.S.$            ). THIS DRAFT IS PRESENTED UNDER STANDBY LETTER OF CREDIT NO.                      DATED                     , ISSUED FOR THE ACCOUNT OF CHENIERE CREOLE TRAIL PIPELINE COMPANY, L.P.

TO:	[ISSUING BANK NAME]
[ISSUING BANK ADDRESS]

ILVA S.P.A.

BY:
NAME:
TITLE:

ANNEX II

STANDBY LETTER OF CREDIT NUMBER

DRAWING CERTIFICATE

DATE:

TO:	[ISSUING BANK NAME]
[ISSUING BANK ADDRESS]

RE:	STANDBY LETTER OF CREDIT NO.

GENTLEMEN:

REFERENCE IS MADE TO THAT CERTAIN STANDBY LETTER OF CREDIT NO.                      (THE “LETTER OF CREDIT”) ISSUED BY YOU IN FAVOR OF ILVA S.P.A. (“BENEFICIARY”).

IN ACCORDANCE WITH THAT CERTAIN PURCHASE ORDER, DATED AS OF [                    , 2006], BY AND BETWEEN BENEFICIARY AND CHENIERE CREOLE TRAIL PIPELINE COMPANY, L.P. (“APPLICANT”), THE UNDERSIGNED, AN OFFICER OF BENEFICIARY, DOES HEREBY CERTIFY THAT:

1. APPLICANT HAS FAILED TO PAY AMOUNTS FOR GOODS AND SERVICES (A) OWED TO BENEFICIARY WITHIN THE TIME ALLOWED UNDER THE PURCHASE ORDER, AND (B) FOR WHICH BENEFICIARY HAS SUBMITTED TO APPLICANT AN INVOICE (ATTACHED HERETO) IN ACCORDANCE WITH THE PURCHASE ORDER; AND

2. BENEFICIARY HAS SHIPPED SUCH GOODS, AS EVIDENCED BY THE ATTACHED BILL OF LADING OR BENEFICIARY HAS COATED THE GOODS, AS EVIDENCED BY THE ATTACHED TALLY LIST, WHICHEVER IS APPLICABLE; AND

3. BENEFICIARY HAS PROVIDED WRITTEN NOTICE TO APPLICANT IN THE FORM OF ANNEX III TO THE LETTER OF CREDIT, DATED AT LEAST THIRTY (30) DAYS AFTER THE DATE OF THE ATTACHED INVOICE AND AT LEAST FIVE (5) CALENDAR DAYS PRIOR TO THE DATE OF THIS DRAWING CERTIFICATE, STATING BENEFICIARY’S INTENT TO DRAW AGAINST THE LETTER OF CREDIT AND THE AMOUNT TO BE DRAWN. A COPY OF SUCH NOTICE IS ATTACHED HERETO; AND

4. APPLICANT HAS FAILED TO CURE SUCH FAILURE TO PAY PRIOR TO THE DATE OF THIS CERTIFICATE; AND

5. BENEFICIARY IS ENTITLED TO PAYMENT OF                      U.S. DOLLARS (U.S.$            ), WHICH REPRESENTS NO MORE THAN THE AMOUNTS OWED FOR THOSE GOODS AND SERVICES FOR WHICH PAYMENT IS OWED UNDER THE PURCHASE ORDER BUT WHICH HAVE NOT BEEN PAID.

YOU ARE REQUESTED TO REMIT PAYMENT OF THIS DRAWING IN IMMEDIATELY AVAILABLE FUNDS BY WIRE TRANSFER TO THE FOLLOWING ACCOUNT:

[ACCOUNT INFORMATION]

IN WITNESS WHEREOF, THE UNDERSIGNED HAS EXECUTED AND DELIVERED THIS CERTIFICATE AS OF THIS              DAY OF                     , 20    .

ILVA S.P.A.

BY:
NAME:
TITLE:

ANNEX III

STANDBY LETTER OF CREDIT NUMBER

FORM OF NOTICE TO APPLICANT

DATE:

TO:	CHENIERE CREOLE TRAIL PIPELINE COMPANY, L.P. 717 TEXAS AVENUE, SUITE 3100 HOUSTON, TEXAS 77002 UNITED STATES ATTN: [ ]

RE: Standby Letter of Credit No.                     ; Purchase Order, dated as of [            ], 2006, by and between Beneficiary and Cheniere Creole Trail Pipeline Company, L.P. (“Buyer”) (“Purchase Order”)

To Whom It May Concern:

ILVA S.p.A. (“Seller”) hereby gives Buyer notice that Buyer has failed to pay amounts owed to Seller under the Purchase Order, generally specified as follows:

                                                                                                                                                                                                                                                                      .

If Buyer does not cure such failure to pay within five (5) calendar days of Buyer’s receipt of this notice, Seller intends to draw down or collect against the Letter of Credit in the amount of [                     U.S. Dollars (U.S.$            ]).

ILVA S.p.A.

BY:
NAME:
TITLE:

ANNEX IV

STANDBY LETTER OF CREDIT NUMBER

NOTICE OF REDUCTION

DATE:

TO:	[ISSUING BANK NAME]

[ISSUING BANK ADDRESS]

RE:	STANDBY LETTER OF CREDIT NO.

GENTLEMEN:

REFERENCE IS MADE TO THAT CERTAIN STANDBY LETTER OF CREDIT NO.                      (THE “LETTER OF CREDIT”) ISSUED BY YOU IN FAVOR OF ILVA S.P.A. (“BENEFICIARY”).

IN ACCORDANCE WITH THAT CERTAIN PURCHASE ORDER, DATED AS OF [                     , 2006], BY AND BETWEEN BENEFICIARY AND CHENIERE CREOLE TRAIL PIPELINE COMPANY, L.P. (“APPLICANT”), THE UNDERSIGNED, AN OFFICER OF BENEFICIARY, DOES HEREBY PROVIDE NOTICE THAT:

1. THE CUMULATIVE INVOICES PAID BY THE APPLICANT TO BENEFICIARY UNDER THE PURCHASE ORDER EXCEED THE STATED AMOUNT OF THE LETTER OF CREDIT, AND THEREFORE EACH SUBSEQUENT PAYMENT BY APPLICANT UNDER THE PURCHASE ORDER REDUCES THE STATED AMOUNT BY THE EQUIVALENT AMOUNT OF THE SUBSEQUENT PAYMENT.

2. ATTACHED HERETO IS A COPY OF AN ELECTRONIC FUNDS TRANSFER TRANSMITTAL EVIDENCING THE AMOUNT OF THE RELEVANT SUBSEQUENT PAYMENT.

3. THEREFORE, YOU ARE REQUESTED TO IMMEDIATELY REDUCE THE STATED AMOUNT OF THE LETTER OF CREDIT BY [                     U.S. DOLLARS (U.S.$                     )] SO THAT THE STATED AMOUNT WILL THEREAFTER BE [                     U.S. DOLLARS (U.S.$                     )].

IN WITNESS WHEREOF, THE UNDERSIGNED HAS EXECUTED AND DELIVERED THIS NOTICE AS OF THIS              DAY OF                     , 20    .

ILVA S.P.A.

BY:
NAME:
TITLE: